UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2020
  ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue
Ames, Iowa, 50010
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (515) 239-8000
 ______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REGI	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 12, 2020, Renewable Energy Group, Inc. (the "Company") held the 2020 Annual Meeting of Stockholders (the "Annual Meeting").
At the Annual Meeting, a total of 34,542,512 shares of the Company’s Common Stock were present in person or by proxy, representing 88.54% of the total number of shares outstanding and entitled to vote at the Annual Meeting and a quorum for all matters before the stockholders.
The number of votes cast for, against or withheld, as well as abstentions, as applicable, with respect to each proposal presented at the Annual Meeting was as follows:

Proposal No. 1 – Election of Directors
The Company’s stockholders elected three directors to the Company’s Board of Directors, each for a three-year term as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Jeffrey Stroburg	28,178,706	2,447,032	9,945	3,906,829
Christopher D. Sorrells	29,914,491	708,958	12,234	3,906,829
Peter J.M. Harding	30,230,322	395,451	9,910	3,906,829

Proposal No. 2 – "Say-On-Pay" Advisory Vote on the Executive Compensation
The allocation of votes of the stockholders of the Company for the non-binding advisory vote to approve the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,171,894	415,826	47,963	3,906,829

Proposal No. 3 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2020
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved by the votes of the stockholders of the Company as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,004,123	525,884	12,505	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2020

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer